UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 11, 2013

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 Hayden Avenue, Lexington, Massachusetts 02421

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

Explanatory Note

On September 17, 2013, Cubist Pharmaceuticals, Inc. (“Cubist” or “the Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of its acquisition of Trius Therapeutics, Inc. (“Trius”) on September 11, 2013, pursuant to an Agreement and Plan of Merger entered into by Cubist, BRGO Corporation, a Delaware corporation and a wholly-owned subsidiary of Cubist, and Trius on July 30, 2013 (the “Merger Agreement”). This Amendment No. 1 to the Initial Form 8-K amends and supplements Items 9.01 (a) and (b) of the Initial Form 8-K to provide the required financial statements and pro forma financial information that were not filed with the Initial Form 8-K and that are permitted to be filed by this amendment.

Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)                       Financial Statements of Business Acquired.

The audited financial statements of Trius as of and for the year ended December 31, 2012, as well as the unaudited financial statements of Trius as of and for the six months ended June 30, 2013 and 2012, are incorporated herein by reference.

(b)                       Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial statements, as required by this Item 9.01(b) with respect to the transaction described in the Explanatory Note to this Amendment No. 1 and Item 2.01 of the Initial 8-K, are filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference:

•                                     Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended June 30, 2013, and for the year ended December 31, 2012; and

•                                     Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(c)                        Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1(1)	Audited financial statements of Trius as of and for the year ended December 31, 2012.

99.2(2)	Unaudited financial statements of Trius as of and for the six months ended June 30, 2013 and 2012.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements.

(1) The audited financial statements of Trius as of and for the year ended December 31, 2012, are incorporated by reference from Trius’ Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission on March 13, 2013, File no. 001-34828.

(2) The unaudited financial statements of Trius as of and for the six months ended June 30, 2013 and 2012, are incorporated by reference from Trius’ Quarterly Report on Form 10-Q for the periods ended June 30, 2013 and 2012, filed with the Securities and Exchange Commission on August 7, 2013, File no. 001-34828.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

Date: November 22, 2013	By:	/s/ Michael J. Tomsicek
Michael J. Tomsicek
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1(1)	Audited financial statements of Trius as of and for the year ended December 31, 2012.

99.2(2)	Unaudited financial statements of Trius as of and for the six months ended June 30, 2013 and 2012.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements.

(1) The audited financial statements of Trius as of and for the year ended December 31, 2012, are incorporated by reference from Trius’ Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission on March 13, 2013, File no. 001-34828.

(2) The unaudited financial statements of Trius as of and for the six months ended June 30, 2013 and 2012, are incorporated by reference from Trius’ Quarterly Report on Form 10-Q for the periods ended June 30, 2013 and 2012, filed with the Securities and Exchange Commission on August 7, 2013, File no. 001-34828.